Exhibit 99.1


                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.
                    SELECTED CONSOLIDATED BALANCE SHEET DATA
                                   (Unaudited)
                                 (In thousands)

                                                                                December 31, 2004
                                                              ---------------------------------------------------
                                                              Previously
                                                               Reported           Adjustments         As restated
                                                              -----------         -----------         -----------

Selected balance sheet items:

Notes payable and current maturities
 of long-term debt                                               $ 54,336            $ (2,696)            $ 51,640
                                                                 ========            ========             ========

Accounts payable                                                 $  1,105            $  2,696             $  3,801
                                                                 ========            ========             ========

Total current liabilities                                        $ 75,226            $   -                $ 75,226
                                                                 ========            ========             ========

                                                                                December 31, 2003
                                                              ---------------------------------------------------
                                                              Previously
                                                               Reported           Adjustments         As restated
                                                              -----------         -----------         -----------

Selected balance sheet items:

Notes payable and current maturities
 of long-term debt                                               $ 55,451             $ 1,222             $ 56,673
                                                                 ========            ========             ========

Accounts payable                                                 $ 13,784             $(1,222)            $ 12,562
                                                                 ========            ========             ========

Total current liabilities                                        $131,249             $  -                $131,249
                                                                 ========            ========             ========


                                                KEYSTONE CONSOLIDATED INDUSTRIES, INC.
                                           SELECTED CONSOLIDATED STATEMENT OF CASH FLOW DATA
                                                              (Unaudited)
                                                            (In thousands)

                                                                        Year ended December 31, 2004
                                                              ---------------------------------------------------
                                                              Previously
                                                               Reported           Adjustments         As restated
                                                              -----------         -----------         -----------

Items comprising cash flow provided
 by operating activities:

  Change in accounts payable                                     $  4,237            $  3,918             $  8,155
                                                                 ========            ========             ========

  Total cash flow provided by
   operating activities                                          $  7,936            $  3,918             $ 11,854
                                                                 ========            ========             ========

Items comprising cash flow
 provided (used) by financing
 activities:

  Revolving credit facilities, net                               $(10,304)           $ (3,918)           $ (14,222)
                                                                 ========            ========             ========

  Total cash flow provided (used)
   by financing activities                                       $  2,460            $ (3,918)            $ (1,458)
                                                                 ========            ========             ========

Cash and cash equivalents -
  Net change from operations,
   investing and financing
   activities                                                    $   -               $   -                $   -
                                                                 ========            ========             ========


                                                                          Year ended December 31, 2003
                                                              ---------------------------------------------------
                                                              Previously
                                                               Reported           Adjustments         As restated
                                                              -----------         -----------         -----------

Items comprising cash flow provided
 (used) by operating activities:

  Change in accounts payable                                     $ (6,412)            $   221             $ (6,191)
                                                                 ========            ========             ========

  Total cash flow provided by
   operating activities                                          $  5,999            $    221             $  6,220
                                                                 ========            ========             ========

Items comprising cash flow
 provided (used) by financing
 activities:

  Revolving credit facilities, net                               $ (7,087)           $   (221)            $ (7,308)
                                                                 ========            ========             ========

  Total cash flow provided (used)
   by financing activities                                      $  (5,975)           $   (221)            $ (6,196)
                                                                 ========            ========             ========

Cash and cash equivalents -
  Net change from operations,
   investing and financing
   activities                                                    $   -               $   -                $   -
                                                                 ========            ========             ========



                                                KEYSTONE CONSOLIDATED INDUSTRIES, INC.
                                     SELECTED CONSOLIDATED STATEMENT OF CASH FLOW DATA (CONTINUED)
                                                              (Unaudited)
                                                            (In thousands)

                                                                          Year ended December 31, 2002
                                                              ---------------------------------------------------
                                                              Previously
                                                               Reported           Adjustments         As restated
                                                              -----------         -----------         -----------

Items comprising cash flow provided
 by operating activities:

  Change in accounts payable                                     $  1,497              $(63)              $  1,434
                                                                 ========            ========             ========

  Total cash flow provided by
   operating activities                                          $ 10,060              $(63)              $  9,997
                                                                 ========            ========             ========

Items comprising cash flow
 provided (used) by financing
 activities:

  Revolving credit facilities, net                               $(14,446)             $ 63               $(14,383)
                                                                 ========            ========             ========

  Total cash flow provided (used)
   by financing activities                                       $ (3,215)             $ 63               $ (3,152)
                                                                 ========            ========             ========

Cash and cash equivalents -
  Net change from operations,
   investing and financing
   activities                                                    $   -                 $ -                $   -
                                                                 ========            ========             ========